UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2006

Date of Report (Date of earliest event reported):

Commission File Number: 333-109763

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Face Print Global Solutions, Inc.

(Exact name of registrant as specified in its charter)

Wyoming                                                                                                         33-0619256

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

1100 E. Herndon Avenue, Suite 115, Fresno, California 93720

(Address of principal executive offices)

(559) 436-1060

(Issuer's telephone number, including area code)

Item 1.01    Entry into a Material Definitive Agreement.

On February 22, 2006, Face Print Global Solutions, Inc. (“Face Print” or the “Company”) entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, L.P.

The SEDA establishes what is sometimes termed an equity line of credit or an equity draw-down facility. The $10,000,000 facility may be drawn-down upon by the Company in installments, the maximum amount of each of which is limited to $550,000. For each share of common stock purchased under the SEDA, Cornell Capital Partners, L.P. will pay 97% of the lowest volume weighted average price ("VWAP") of the Company's shares during the five trading days following our draw-down notice to Cornell. The VWAP that will be used in the calculation will be that reported by Bloomberg, LLC, a third-party reporting service. In general, the VWAP represents the sum of the value of all the sales of the our common stock for a given day (the total shares sold in each trade times the sales price per share of the common stock for that trade), divided by the total number of shares sold on that day.  Face Print is also committed to pay to Cornell an amount equal to 6% of each purchase of common stock made by Cornell under the SEDA.

In connection with the SEDA, the Company has issued to Cornell 1,187,500 shares of common stock and paid a due diligence fee of $5,000.  Face Print also paid Yorkville Advisors, LLC, the investment manager for Cornell, a structuring fee of $20,000, and on each sale under the SEDA the Company will pay an additional structuring fee of $500.00.

The Company also issued three sets of warrants; One set for 6,675,000 warrants, with an exercise price of $0.15 per share, the second set of 12,500,000 for $0.20 per share, and a third set for 7,150,000 warrants for $0.35, per share.  All of the warrants have a 5-year terms.

The Company engaged Newbridge Securities Corporation, an NASD registered broker-dealer, to advise it in connection with the Standby Equity Distribution Agreement. For its services, Face Print has issued 62,500 shares of common stock to Newbridge Securities Corporation.

The Company has agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable pursuant to the Standby Equity Distribution Agreement, the shares of common stock issuable pursuant to the three sets of warrants and the commitment shares of common stock issued to Cornell Capital Partners. Face Print cannot sell shares of common stock to Cornell Capital Partners, LP under the Standby Equity Distribution Agreement until such registration statement is declared effective by the Securities and Exchange Commission.

Item 2.03    Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02    Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Exhibit Number                                             Description

4.1                                  Standby Equity Distribution Agreement, dated February 22, 2006, between Cornell Capital Partners, LP and Face Print Global Solutions, Inc.
4.2                                  Registration Rights Agreement, dated February 22, 2006, by and between Face Print Global Solutions, Inc. and Cornell Capital Partners, LP, in connection with the

                                       Standby Equity Distribution Agreement.
4.3                                  Placement Agent Agreement, dated February 22, 2006, by and among Face Print Global Solutions, Inc., Newbridge Securities Corporation and Cornell Capital

                                       Partners, L.P.
4.4                                  Form of $0.15 Warrant, dated February 22, 2006, with a five-year term, issued to Cornell Capital Partners, LP
4.5                                  Form of $0.20 Warrant, dated February 22, 2006, with a five-year term, issued to Cornell Capital Partners, LP

4.6                                  Form of $0.35 Warrant, dated February 22, 2006, with a five-year term, issued to Cornell Capital Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Face Print Group, Inc.

/s/ Pierre Cote
Pierre Cote
Chief Executive Officer
Date: February 27, 2006